Asset Retirement Obligations	6 Months Ended
Jun. 30, 2025
Provision for decommissioning, restoration and rehabilitation costs [abstract]
Asset Retirement Obligations	Note 11 - Asset Retirement Obligations
(Amounts in thousands, except share, per share and per unit data)
The Group records a liability for the present value of the estimated future decommissioning costs associated with its natural gas and oil properties.
Although productive life of wells varies within the Group’s portfolio, the Group currently anticipates that all existing wells will reach the end of their productive lives and be retired by approximately 2100, in alignment with the Group’s reserve calculations. Additionally, the Group records a liability for the future decommissioning costs of its production facilities and pipelines when required by contract, statute, or constructive obligation. For the six months ended June 30, 2025 and year ended December 31, 2024, no state contractual agreements or statutes related to production facilities and pipelines are expected to impose material obligations on the Group.
In estimating the present value of future decommissioning costs for its natural gas and oil properties, the Group considers several factors, including the number and state jurisdictions of wells, current decommissioning costs by state and well type, and the Group’s retirement plan, which is based on state requirements and the Group’s capacity to retire wells over their productive lives. The Directors’ assumptions are grounded in the current economic environment and are believed to provide a reasonable basis for estimating the future liability. However, actual decommissioning costs will ultimately depend on future market prices at the time the decommissioning services are performed. Additionally, the timing of decommissioning will vary based on when the fields cease to produce economically, which is influenced by future natural gas and oil prices, factors that are inherently uncertain.
The Group incorporates annual inflationary cost increases into its current cost expectations and then discounts the resulting cash flows using a credit-
adjusted risk-free discount rate. The inflationary adjustment is based on the U.S. long-term 10-year rate, sourced from consensus economics. In determining the discount rate of the liability, the Group considers treasury rates as well as the Bloomberg 15-year U.S. Energy BB and BBB bond index, which aligns economically with the underlying long-term and unsecured liability. Based on this evaluation, the net discount rates used in the calculation of the decommissioning liability were 3.66% and 3.73% for 2025 and 2024, respectively.
The composition of the provision for asset retirement obligations as of the reporting date is detailed below for the periods presented:

	Six Months Ended	Year Ended
	June 30, 2025	December 31, 2024
Balance at beginning of period	$648,578	$506,648
Additions(a)	223,036	111,265
Accretion	24,130	30,868
Asset retirement costs	(8,607)	(6,724)
Revisions to estimate(b)	4,616	6,521
Balance at end of period	$891,753	$648,578
LESS: Current asset retirement obligations	8,683	6,436
Non-current asset retirement obligations	$883,070	$642,142
(a)For further details regarding acquisitions and divestitures, refer to Note 4 .
(b)As of June 30, 2025, the Group performed normal revisions to its asset retirement obligations, which resulted in a $4,616 increase in the liability. This increase was primarily due to a lower discount rate as a result of a decrease in bond yield volatility over the first half of the year. As of December 31, 2024, the Group performed normal revisions to its asset retirement obligations, which resulted in a $6,521 increase in the liability. This increase was comprised of a $94,957 increase for cost revisions and a $382 increase attributed to retirement timing. Partially offsetting the increase was a $88,818 decrease attributable to a higher discount rate as a result of an increase in bond yield volatility during the year.
Changes to assumptions used in estimating the Group’s asset retirement obligations could significantly affect the carrying value of the liability. A reasonably possible adjustment in these assumptions could have the following impact on the Group’s asset retirement obligations as of June 30, 2025:

ARO Sensitivity	Scenario 1(a)	Scenario 2(b)
Discount rate	$(226,059)	$1,418,010
Timing	51,796	(56,787)
Cost	89,695	(89,695)
(a)Scenario 1 assumes an increase of the BBB 15-year discount rate to approximately 7% (which is one of the highest rates observed since 2020), a 10% increase in cost and a 10% increase in timing by assuming the addition of one plugging rig, which would accelerate retirement plans. All of these scenarios have been either historically observed or are considered reasonably possible.
(b)Scenario 2 assumes a decrease of the BBB 15-year discount rate to approximately 3% (which is one of the lowest rates observed since 2020), a 10% decrease in cost and a 10% decrease in timing by assuming the loss of one plugging rig, which would delay retirement plans. All of these scenarios have been either historically observed or are considered reasonably possible.